                                                                  EXHIBIT 10.1.3

                    AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT

          This Amendment No. 2 (this "Amendment") to the Stockholders Agreement, dated as of February 7, 2000, as amended by Amendment No. 1 dated as of January 12, 2001, by and among Knology, Inc., a Delaware corporation (the "Company"), and the other signatories thereto (the "Agreement"), is entered into as of October 18, 2002, by and among the Company and the Investors named on the signature pages hereto, to be effective as of the Effective Date (as defined herein).

          WHEREAS, the Company intends to restructure the capitalization of the Company and its wholly owned subsidiaries, including Knology Broadband, Inc. ("Broadband"), in order to reduce the indebtedness of the Company on a consolidated basis;

          WHEREAS, the Company intends to effect the restructuring through either (1) a consensual exchange of the 11 7/8% Senior Discount Notes due 2007 issued by Broadband (the "Old Notes") for new 12% senior unsecured notes due 2009 and new Series D preferred stock and new non-voting Series E preferred stock to be issued by the Company and a consent solicitation to amend the indenture governing the terms of the Old Notes, or (2) a prepackaged plan of reorganization in bankruptcy of Broadband, in each case, as set forth in more detail in the Offering Circular and Solicitation Statement, dated July 25, 2002 (collectively, the "Restructuring");

          WHEREAS, the Company and the Investors named on the signature pages hereto desire to amend the Agreement as set forth herein effective as of the date the Restructuring is completed (the "Effective Date");

          WHEREAS, the Agreement provides that neither Article 1, Article 2 nor
Article 3 of the Agreement may be amended except by a written instrument signed by the Company and the holders of at least 75% of the combined outstanding Investor Stock on an as-converted basis, and any such amendment, whether retroactively or prospectively effective, shall be binding on all of the Investors and Management Holders;

          WHEREAS, the Investors holding the requisite number of shares of Investor Stock have executed this Amendment;

          WHEREAS, the Agreement provides that Article 4 of the Agreement may not be amended except by a written instrument signed by the Company and the holders of at least 70% of the combined outstanding shares of Series B Preferred Stock, and any such amendment, whether retroactively or prospectively effective, shall be binding on all of the Series B Investors; and

          WHEREAS, the Series B Investors holding the requisite number of shares of Series B Preferred Stock have executed this Amendment;

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Article I is hereby deleted in its entirety and replaced with the following:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

          As used in this Agreement, the following terms shall have the following respective meanings:

          1.01 "Affiliate" of a person shall mean any other person that controls, is controlled by, or is under common control with, such person.

          1.02 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          1.03 "Common Stock" shall mean the Company's Common Stock, $0.01 par value per share.

          1.04 "Exchange Act" shall mean the Securities Exchange Act of 1934 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          1.05 "Holder" shall mean any holder of Registrable Securities.

          1.06 "Initiating Holders" shall mean, (i) prior to such time as the Company becomes eligible to utilize Form S-3 ("S-3 Eligible"), Holders of Investor Stock representing not less than 25% of the, then-outstanding Investor Stock on a fully diluted, as-converted, as-exercised basis and (ii) after such time as the Company becomes S-3 Eligible, Holders of Investor Stock representing not less than an aggregate of 5% of the then-outstanding Common Stock of the Company on a fully diluted, as-converted, as-exercised basis.

          1.07 "Investor Stock" shall mean (i) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Non-Voting Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or any other convertible preferred or common stock of the Company issued from time to time), warrants, options or other securities of the Company owned by the Investors or any Permitted Transferee thereof, (ii) shares of Non-Voting Common Stock issued or issuable upon the conversion or exercise of the Series E Preferred Stock owned by the Investors or any Permitted Transferee thereof; and
(iii) any shares of Common Stock or Non-Voting Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) or (ii) above.

          1.08 "Management Stock" shall mean (i) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock or any other convertible preferred or common stock of the Company issued from time to tune), warrants options or other securities of the Company owned from time to time by the Management Holders or any Permitted Transferee thereof; and (ii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above.

          1.09 "Non-Affiliated Holder" shall mean each holder of Series D Preferred Stock party to this Agreement, other than The Burton Partnership, Limited Partnership and The Burton Partnership (QP), Limited Partnership and SCANA, and any transferee thereof who executes a joinder agreement as provided in Section 6.01.

          1.10 "Non-Voting Common Stock" shall mean the Company's Non-Voting Common Stock, $0.01 par value per share.

          1.11 "Permitted Transferee" shall mean, (i) with respect to a Management Holder, a member of such Management Holder's immediate family, a trust established for the benefit of members of such Management Holder's immediate family, or a transferee of such Management Holder by will or the laws of intestate succession and (ii) with respect to a holder of Investor Stock, any Affiliate of such holder or any partner or retired partner, the estates and family members of any such partners and retired partners and of their spouses, and trusts for the benefit of any of the foregoing persons, or a shareholder or other equity owner of such holder (including, with respect to J. H. Whitney IV, L.P., any investment fund also managed by J. H. Whitney & Co.).

          1.12 "Preferred Stock" shall mean together the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock.

          1.13 "Qualified Public Offering" shall mean a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which the Common Stock is listed for quotation on the Nasdaq National Market, the Nasdaq Small Cap Market, or on a national securities exchange.

          1.14 "Registrable Securities" shall mean Management Stock or Investor Stock; provided, however, that Registrable Securities shall not include any shares of Management Stock or Investor Stock that previously have been registered under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.

          1.15 The terms "registers", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          1.16 "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling Holders, but excluding Selling Expenses.

          1.17 "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          1.18 "SCANA" shall mean SCANA Communications Holdings, Inc., a Delaware corporation.

          1.19 "Securities Act" shall mean the Securities Act of 1933 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          1.20 "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the selling Holders.

          1.21 "Series A Preferred Stock" shall mean the Company's Series A Preferred Stock, $0.01 par value per share.

          1.22 "Series B Preferred Stock" shall mean the Company's Series B Preferred Stock, $0.01 par value per share.

          1.23 "Series C Preferred Stock" shall mean the Company's Series C Preferred Stock, $0.01 par value per share.

          1.24 "Series D Preferred Stock" shall mean the Company's Series D Preferred Stock, $0.01 par value per share.

          1.25 "Series E Preferred Stock" shall mean the Company's Series E Preferred Stock, $0.01 par value per share.

          1.26 "Significant Stockholder" shall mean each Investor, Management Holder and Additional Stockholder who holds 5% or more of the outstanding Common Stock of the Company on a fully diluted, as-converted, as-exercised basis as of the Effective Date, provided that a Significant Stockholder will no longer be deemed a Significant Stockholder when such Significant Stockholder no longer holds at least 5% of the outstanding Common Stock of the Company on a fully diluted, as-converted, as-exercised basis; provided that for the purposes of
Article 3, the term "Significant Stockholder" shall include J. H. Whitney (as defined in Section 4.01) and Blackstone (as defined in Section 4.03), as applicable, so long as J. H. Whitney or Blackstone, as applicable, has the right to elect a director to the board of directors of the Company as provided in
Article 4.

          1.27 "Significant Stockholder Stock" shall mean (i) shares of Common Stock, Non-Voting Common Stock or Preferred Stock owned, from time to time, by any Significant Stockholder or any transferee thereof; (ii) shares of Common Stock, Non-Voting Common Stock or Preferred Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Preferred Stock or any other convertible preferred or common stock of the Company issued from time to time), warrants, options or other securities of the Company owned by the Significant Stockholder or any transferee thereof; and
(iii) any shares of Common Stock, Non-Voting Common Stock or Preferred Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above. For the purposes of Section 3.02, "Significant Stockholder Stock" shall also include the Series D Preferred Stock held by Non-Affiliated Holders."

          2. The first sentence of Section 2.02(a) of the Agreement is hereby amended as follows:

          The words, "If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than a registration of the Company's Series C Preferred Stock for its own account, a registration relating solely to benefit plans, a registration relating solely to a Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) which permits the inclusion of Registrable Securities (a "Piggyback Registration")", are hereby replaced with the words "If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than a registration relating solely to benefit plans, a registration relating solely to a Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) which permits the inclusion of Registrable Securities (a "Piggyback Registration"),".

          3. The following Section 2.10 shall be added to the end of Article 2:

          "2.10 Amendments. In addition to the requirements of Section 6.05(b) of this Agreement, this Article 2 (and Article 1, to the extent any definitions used in Article 2 are defined in Article 1) shall not be waived, discharged, terminated (to the extent such waiver, discharge or termination affects the rights of the Non-Affiliated Holders) or amended in any manner that may have a disproportionate adverse effect on the Non-Affiliated Holders in relation to the other holders of Investor Stock without the written consent of the Non-Affiliated Holders holding at least two-thirds of the outstanding Investor Stock held by all Non-Affiliated Holders on an as-converted basis, and any such amendment, waiver, discharge or termination, whether retroactively or prospectively effective, shall be binding on all of the Investors, Management Holders and Additional Stockholders."

          4. Section 3.02 is hereby deleted in its entirety and replaced with the following:

          "3.02 Co-Sale Rights. To the extent that an Offer Notice has been delivered as set forth in Section 3.01 above and at the end of the Election Period, the Other Significant Stockholders have delivered Acceptance Notices as to less than the total number of Offered Shares, to the extent the Transferring Stockholders receive an offer or offers (with terms in compliance with the second to last sentence of Section 3.01) to purchase a remaining number of Offered Shares that constitute in the aggregate at least 20% of the outstanding shares of Common Stock on a fully diluted, as-converted as-exercised basis, the Transferring Stockholders shall deliver to each Other Significant Stockholder who has not exercised its rights pursuant to Section 3.01 and to each Non-Affiliated Holder (collectively, such Other Significant Stockholders and Non-Affiliated Holders are referred to as the "Co-Sale Offerees"), written notice of such offer (a "Sale Notice") which shall specify all of the particulars of the offer including, but not limited to, (i) the name and address of the proposed transferee(s); (ii) the number of shares and class of capital stock to be transferred; (iii) a description of all the terms of the Transfer (which must include the per share purchase price); (iv) the name of the representative of the Transferring Stockholders and the address of such representative to which notice of election to participate in the offer is to be sent. Each Co-Sale Offeree may elect to participate in the offer described in the Sale Notice at the same price per share and on the same terms by delivering written notice of its election to participate in the offer to the representative of the Transferring Stockholders within 15 days after receipt of the Sale Notice; provided, however, that if the consideration to be received in the proposed Transfer consists of securities, either in whole or in part, only Non-Affiliated Holders that are accredited investors, as defined in Rule 501(a) under the Securities Act, shall have the right to participate in such Transfer. If any eligible Co-Sale Offerees have elected to participate in the offer, each Transferring Stockholder and such Co-Sale Offerees shall be entitled to sell pursuant to the contemplated offer, at the same price and on the same terms, a number of shares of Significant Stockholder Stock equal to the product of (i) the quotient determined by dividing the number of shares of Significant Stockholder Stock, calculated on a fully diluted, as-converted, as-exercised basis, owned by such Significant Stockholder or Non-Affiliated Holder, as the case may be, by the aggregate number of shares of Significant Stockholder Stock, calculated on a fully diluted, as-converted basis, as-exercised basis owned by the Transferring Stockholder and all Co-Sale Offerees participating in such sale and (ii) the number of shares of Significant Stockholder Stock, calculated on a fully diluted, as-converted basis, as-exercised basis to be sold in the contemplated Transfer. Each Transferring Stockholder shall use best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Co-Sale Offerees in any contemplated Transfer, and no Transferring Stockholder shall transfer any of its shares of Significant Stockholder Stock to any prospective transferee if such prospective transferee(s) declines to allow the participation of the Co-Sale Offerees. In addition to the requirements of
Section 6.05(b) of this Agreement, Section 3.02 shall not be waived, discharged, terminated or amended (i) so as to increase the percentage of Offered Shares required to be purchased hereunder in order to trigger the co-sale rights specified herein above 20% or (ii) in any manner that may have a disproportionate adverse effect on the Non-Affiliated Holders in relation to the other holders of Investor Stock, in each case without the written consent of the Non-Affiliated Holders holding at least two-thirds of the outstanding shares of Investor Stock held by all Non-Affiliated Holders on an as-converted basis, and any such waiver, discharge, termination or amendment, whether retroactively or prospectively effective, shall be binding on all of the Investors, Management Holders and Additional Stockholders."

          5. The following Section 4.08 shall be added to the end of Article 4.

          "4.08 Non-Affiliated Director.

     (a) The Non-Affiliated Holders, to the extent that they have not previously designated a nominee prior to the Effective Date (which previously designated nominee shall be designated pursuant to the same requirements set forth in this paragraph (a)), shall have the right to designate one nominee to serve on the board of directors of the Company (the "Non-Affiliated Director"), which nominee must be approved by Non-Affiliated Holders holding at least a majority of the outstanding shares of investor Stock held by the Non-Affiliated Holders (a "Non-Affiliated Holder Majority"). The Non-Affiliated Holder Majority shall provide written notice of their designated nominee to the board of directors of the Company and to SCANA, such notice specifying the representative of the Non-Affiliated Holder Majority to whom the Company and SCANA should direct their acceptance or rejection of the nominee. Within ten business days of receipt of such written notice from the Non-Affiliated Holder Majority, the board of directors of the Company and SCANA shall each provide written notice to the designated representative of the Non-Affiliated Holder Majority of their acceptance or rejection of the designated nominee. If either the board of directors of the Company or SCANA reasonably rejects such nominee, the Non-Affiliated Holders shall have the right to designate additional nominees until a nominee is accepted by both the board of directors of the Company and SCANA; provided that if the board of directors of the Company or SCANA reasonably rejects the second nominee designated by a Non-Affiliated Holders Majority as provided in this paragraph (a): (1) a Non-Affiliated Holder Majority shall have the right thereafter, at any time prior to acceptance by the board of directors of the Company and SCANA of any subsequent nominee, to engage, at the sole expense of the Company, an internationally recognized director search firm (the "Search Firm"), which firm shall designate three potential nominees; and
(2) if a Non-Affiliated Holder Majority approves one of such three designees, the board of directors of the Company and SCANA shall not have the right to reject the nominee so approved. Any nominee of a Non-Affiliated Holder Majority designated to serve as the Non-Affiliated Director shall be "independent" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, with respect to the Company and shall execute a non-disclosure agreement with the Company. The date on which either (x) the board of directors of the Company and SCANA accept a nominee designated by a Non-Affiliated Holder Majority or (y) a Non-Affiliated Holder Majority approves a nominee designated by the Search Firm, as provided herein, shall be referred to as the "Director Designation Date."

     (b) The board of directors of the Company shall take or cause to be taken all such action within its power and authority as may be required to, effective as of the later of (i) the Effective Date, if the Director Designation Date occurs at least ten business days prior to the Effective Date and (ii) the tenth business day after the Director Designation Date, expand the size of the board of directors of the Company by one and appoint. the nominee of the Non-Affiliated Holders designated as provided in paragraph (a) to fill the vacancy created by the expansion of the board of directors of the Company.

     (c) The board of directors of the Company shall nominate the Non-Affiliated Director for re-election, or if not already appointed as provided in paragraph
(b), election, to the board of directors to serve for a three-year term commencing at the first annual meeting of stockholders following the later of
(1) the Effective Date and (2) the Director Designation Date, and shall recommend such election of the Non-Affiliated Director to the stockholders of the Company.

     (d) Each of the stockholders of the Company party to this Agreement (for so long as such parties own any voting stock of the Company) shall vote all of their shares of voting stock of the Company in favor of election of the Non-Affiliated Director.

     (e) The Non-Affiliated Director may be removed only for cause. Upon the removal for cause, resignation, disability or death of such Non-Affiliated Director, the board of directors of the Company shall be entitled to designate a replacement for such Non-Affiliated Director.

     (f) In addition to the requirements of Section 6.05(c) of this Agreement, this Section 4.08 shall not be amended, waived, discharged or terminated except by written instrument signed by the Company and the Non-Affiliated Holders holding at least 75% of the outstanding shares of Investor Stock, on an as-converted basis, held by all Non-Affiliated Holders, and any such amendment, waiver, discharge or termination, whether retroactively or prospectively effective, shall be binding on all of the Investors, Management Holders and Additional Stockholders.

     (g) Notwithstanding Section 6.10 of this Agreement, this Section 4.08 shall not terminate upon the consummation of a Qualified Public Offering."

          6. The references in the Agreement to Section 4.4.2(f) of the Amended and Certificate of Incorporation of the Company are hereby amended to refer to
Section 4.5.2(b). All references in the Agreement to the "Amended and Restated Certificate of Incorporation" are hereby amended to refer to the Amended and Restated Certificate of Incorporation of the Company, as amended as of the Effective Date.

          7. Except as otherwise provided herein, all terms, provisions, covenants, representations, warranties and conditions of the Agreement shall remain unchanged and in full force and effect.

          8. This Amendment shall be governed in all respects by the laws of the State of Georgia as such laws are applied to agreements between Georgia residents entered into and performed entirely in Georgia, except that the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

          9. This Amendment shall become effective on the Effective Date, and from and after the Effective Date, any reference to the Agreement shall be deemed to be a reference to the Agreement as amended hereby. If the Restructuring is not completed by December 31, 2002, this Amendment shall have no force or effect.

          10. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

          11. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          12. Schedule A to this Amendment sets forth the names of the holders of Investor Stock and the number of shares held by each as of the date hereof.

                  [SIGNATURE PAGES BEGIN ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof

                            KNOLOGY, INC.


                            By: /s/ Robert K. Mills
                                ------------------------------------------------
                                Name:  Robert K. Mills
                                Title: CFO

                            J. H. WHITNEY IV, L.P.

                            By: J. H. WHITNEY EQUITY PARTNERS IV, LLC
                                Its General Partner


                            By: /s/ William Laverack, Jr.
                                ------------------------------------------------
                                Name:  William Laverack, Jr.
                                Title: Managing Partner

                            VENTURE FUND I, LP

                            By: Venture Management I, GP
                                Its General Partner


                            By: /s/ Richard S. Bodman
                                ------------------------------------------------
                                Name:  Richard S. Bodman
                                Title:

                            AT&T VENTURE FUND II, LP

                            By: Venture Management LLC
                                Its General Partner


                            By: /s/ Richard S. Bodman
                                ------------------------------------------------
                                Name:  Richard S. Bodman
                                Title:

                            SPECIAL PARTNERS FUND, LP

                            By: Venture Management III LLC
                                Its General Partner

                            By: /s/ Richard S. Bodman
                                ------------------------------------------------
                                Name:  Richard S. Bodman
                                Title:

                            SPECIAL PARTNERS FUND INTERNATIONAL, LP

                            By: Venture Management III LLC
                                Its General Partner


                            By: /s/ Richard S. Bodman
                                ------------------------------------------------
                                Name:  Richard S. Bodman
                                Title:

                            SOUTH ATLANTIC PRIVATE EQUITY FUND IV,
                               LIMITED PARTNERSHIP

                            By: South Atlantic Private Equity Partners IV, Inc.
                                Its General Partner


                            By: /s/ Donald W. Burton
                                ------------------------------------------------
                                Name:  Donald W. Burton
                                Title: Managing Director

                            SOUTH ATLANTIC PRIVATE EQUITY FUND IV
                               (QP), LIMITED PARTNERSHIP

                            By: South Atlantic Private Equity Partners IV, Inc.
                                Its General Partner


                            By: /s/ Donald W. Burton
                                ------------------------------------------------
                                Name:  Donald W. Burton
                                Title: Managing Director

                            THE BURTON PARTNERSHIP,
                               LIMITED PARTNERSHIP


                            By: /s/ Donald W. Burton
                                ------------------------------------------------
                                Name:  Donald W. Burton
                                Title: General Partner

                            THE BURTON PARTNERSHIP (QP),
                               LIMITED PARTNERSHIP


                            By: /s/ Donald W. Burton
                                ------------------------------------------------
                                Name:  Donald W. Burton
                                Title: General Partner

                            PRIME VIII, L.P.

                            By: PRIME SKA-1, L.L.C.,
                                Its General Partner


                            By: /s/ Duncan Butler
                                ------------------------------------------------
                                Name:  Duncan Butler
                                Title:

                            BLACKSTONE CCC CAPITAL PARTNERS L.P.

                            By: Blackstone Management Associates III L.L.C., its
                                General Partner


                            By: /s/ Bret Pearlman
                                ------------------------------------------------
                                Name:    Bret Pearlman
                                Title:   Member

                            BLACKSTONE CCC OFFSHORE CAPITAL
                               PARTNERS L.P.

                            By: Blackstone Management Associates III L.L.C., its
                                General Partner


                            By: /s/ Bret Pearlman
                                ------------------------------------------------
                                Name:  Bret Pearlman
                                Title: Member

                            BLACKSTONE FAMILY INVESTMENT
                               PARTNERSHIP III L.P.

                            By: Blackstone Management Associates III L.L.C., its
                                General Partner

                            By: /s/ Bret Pearlman
                                ------------------------------------------------
                                Name:  Bret Pearlman
                                Title: Member

                            MORGAN STANLEY DEAN WITTER EQUITY
                               FUNDING, INC.


                            By: /s/ James T. Keane
                                ------------------------------------------------
                                Name:  James T. Keane
                                Title: Vice President
                                       Morgan Stanley Dean Witter Equity
                                          Funding, Inc.

                            MELLON VENTURES II, L.P.

                            By: MVMA II, L.P.
                                Its General Partner

                            By: MVMA, Inc.
                                Its General Partner


                            By: /s/ Max Chee
                                ------------------------------------------------
                                Name:  Max Chee
                                Title: Vice President

                            SCANA COMMUNICATIONS HOLDINGS, INC.


                            By: /s/ Peter J. Winnington
                                ------------------------------------------------
                                Name:  Peter J. Winnington
                                Title: Assistant Secretary

                            ITC TELECOM VENTURES, INC.


                            By: /s/ William H. Scott
                                ------------------------------------------------
                                Name: William H. Scott
                                Title:

                            KITTY HAWK CAPITAL
                               LIMITED PARTNERSHIP, IV

                            By: Kitty Hawk Partners, LLC IV,

                                Its General Partner


                            By: /s/ Walter H. Wilkinson, Jr.
                                ------------------------------------------------
                                Name:  Walter H. Wilkinson, Jr.
                                Title: Managing Member

                            PNC VENTURE CORP.


                            By: /s/ David McL Hillman
                                ------------------------------------------------
                                Name:  David McL Hillman
                                Title: Executive Vice President

                            WOOD STREET PARTNERS III


                            By: /s/ David McL Hillman
                                ------------------------------------------------
                                Name:  David McL Hillman
                                Title: Partner


                            /s/ Campbell B. Lanier, III
                            ----------------------------------------------------
                            Campbell B. Lanier, III

                                   Schedule A

                            Holders of Investor Stock

                                                                 Number of   As-Converted   As-Converted
                                                       Series      Shares       Shares       % of Total
                                                       ------   ----------   ------------   ------------
Series A Exchange Holders:

Scana Communications Holdings Inc...................      A        451,800       468,562         0.61%
Scana Communications Holdings Inc...................      A      6,782,471     7,034,101         9.23%
   Total Series A...................................             7,234,271     7,502,662         9.85%

Series B Investors:

Anthony J Palermo Jr................................      B         10,000        14,865         0.02%
AT&T Venture Fund II LP.............................      B        185,684       276,019         0.36%
Bear Stearns Securities Corp Custodian..............      B          9,000        13,379         0.02%
Benjamin Russell....................................      B         10,527        15,648         0.02%
Benjamin Russell 2000 Trust.........................      B        189,473       281,652         0.37%
Bessec Ventures V L P...............................      B        168,421       250,358         0.33%
Bessemer Venture Partners V L P.....................      B        252,632       375,537         0.49%
Blackstone CCC Capital Partners L.P.................      B      5,029,244     7,475,971         9.81%
Blackstone CCC Offshore Capital Partners L.P........      B        907,598     1,349,144         1.77%
Blackstone Family Investment Partnership III L.P....      B        378,947       563,305          .74%
Chad S Wachter / SSB IRA Custodian..................      B         10,500        15,608         0.02%
Felix L Boccucci Jr.................................      B          4,200         6,243         0.01%
Frances D Mills.....................................      B          5,000         7,433         0.01%
J H Whitney IV L P..................................      B      8,421,053    12,517,895        16.43%
Marcus R Luke.......................................      B          1,600         2,378         0.00%
Mellon Ventures II L P..............................      B        421,053       625,895         0.82%
Michael L Markle....................................      B         10,000        14,865         0.02%
Morgan Stanley Dean Witter Equity...................      B        526,316       782,369         1.03%
Peggy B Warner......................................      B         64,000        95,136         0.12%
Prime VIII L P......................................      B        421,053       625,895         0.82%
Robert K Mills......................................      B          3,200         4,757         0.01%
Rodger L Johnson....................................      B         10,000        14,865         0.02%
South Atlantic Private Equity Fund IV LP............      B        663,158       985,784         1.29%
South Atlantic Private Equity Fund IV (QP) LP.......      B        915,789     1,361,320         1.79%
Special Partners Fund International LP..............      B        182,059       270,631         0.36%
Special Partners Fund LP............................      B         32,677        48,574         0.06%
The Burton Partnership (QP) Limited.................      B        157,895       234,711         0.31%
The Burton Partnership Limited......................      B         52,631        78,236         0.10%
Thomas T Lamberth...................................      B         10,526        15,647         0.02%
Venture Fund I LP...................................      B         20,632        30,669         0.04%
Wachovia Capital Partners, LLC......................      B      2,105,263     3,129,473         4.11%
   Total Series B ..................................            21,180,131    31,484,265        41.31%

Series C Investors:

Alison B. Brown.....................................      C         83,333        83,333         0.11%
Anne L. Darby.......................................      C         84,000        84,000         0.11%
Ben H. Hall.........................................      C         83,334        83,334         0.11%
Benjamin G. Andrews.................................      C          5,000         5,000         0.01%
Benjamin Russell ...................................      C        320,000       320,000         0.42%
Bergein F. Overholt.................................      C          8,333         8,333         0.01%
Bessec Ventures V L.P...............................      C        355,100       355,100         0.47%
Bessemer Venture Investors II L.P...................      C         60,000        60,000         0.08%
Bessemer Venture Partners V L.P.....................      C        314,900       314,900         0.41%
BIP 2001 L.P. ......................................      C        120,000       120,000         0.16%
Blackstone CCC Capital Partners LP .................      C      2,123,459     2,123,459         2.79%
Blackstone CCC Offshore Capital Partners LP ........      C        383,208       383,208         0.50%

                                                                 Number of   As-Converted   As-Converted
                                                       Series      Shares       Shares       % of Total
                                                       ------   ----------   ------------   ------------
Blackstone Family Investment Partnership ...........      C        160,000       160,000         0.21%
Brian T. Madden.....................................      C          3,300         3,300         0.00%
BE 2001 LLC.........................................      C          8,677         8,677         0.01%
BE 2001(Q) LLC......................................      C        141,323       141,323         0.19%
Cable Constructors, Inc.............................      C        100,000       100,000         0.13%
Campbell B. Lanier III..............................      C        333,333       333,333         0.44%
Cecil G. Hood.......................................      C         10,000        10,000         0.01%
Charles H. Ogburn...................................      C         17,500        17,500         0.02%
Charles S. Gamble...................................      C         17,000        17,000         0.02%
CMD Management......................................      C         83,333        83,333         0.11%
Council Wooten, Jr..................................      C         33,500        33,500         0.04%
Craig & Kerry Callaway..............................      C         16,670        16,670         0.02%
Creekstand Partners, L.P............................      C         33,334        33,334         0.04%
CT Communications Northeast, Inc. ..................      C        166,667       166,667         0.22%
D. Gaines Lanier....................................      C        133,334       133,334         0.17%
David Ennis Sr......................................      C         83,333        83,333         0.11%
Doster & Carpenter, LLC.............................      C         33,333        33,333         0.04%
Dr. Norman I. Goldman...............................      C         83,333        83,333         0.11%
Edmund C. Glover....................................      C         20,000        20,000         0.03%
F. D. Brock IV......................................      C         10,000        10,000         0.01%
Frances Pearson Lewis...............................      C         16,700        16,700         0.02%
Gerald V. Cheney....................................      C         30,000        30,000         0.04%
Gloria H. Darden....................................      C        100,000       100,000         0.13%
H. DuWayne Bridges..................................      C         16,667        16,667         0.02%
Hennon L. King......................................      C        100,000       100,000         0.13%
IRA for the benefit of Donald R. Partin.............      C         35,000        35,000         0.05%
ITC Telecom Ventures, Inc. .........................      C      8,333,333     8,333,333        10.94%
J Cash..............................................      C         34,000        34,000         0.04%
J. Donald Childress.................................      C        166,666       166,666         0.22%
J. H. Whitney IV, L.P. .............................      C      3,333,333     3,333,333         4.37%
J. Smith Lanier & Co., Inc..........................      C        100,000       100,000         0.13%
J. Smith Lanier II..................................      C         70,000        70,000         0.09%
James E. Butler, Jr.................................      C         83,333        83,333         0.11%
James H. Black, Jr..................................      C          3,500         3,500         0.00%
James H. Rogers.....................................      C         35,000        35,000         0.05%
James L. O'Quinn....................................      C        100,000       100,000         0.13%
James R. Whatley....................................      C         39,665        39,665         0.05%
Jerome J. Schwartz..................................      C         34,000        34,000         0.04%
Jerry E Cash........................................      C         85,000        85,000         0.11%
John A. Cox.........................................      C         33,333        33,333         0.04%
John Dorland........................................      C         33,333        33,333         0.04%
John T. Cash III....................................      C         33,334        33,334         0.04%
John T. Cash, Jr....................................      C         85,000        85,000         0.11%
Jones Investment Company............................      C         83,500        83,500         0.11%
Kitty Hawk Capital Limited Partnership, IV .........      C      1,000,000     1,000,000         1.31%
Laura Lewis Squires.................................      C         33,333        33,333         0.04%
Lynn H. Lester......................................      C         83,333        83,333         0.11%
M Davis.............................................      C         34,000        34,000         0.04%
Mac Langley.........................................      C         34,000        34,000         0.04%
Mark E. Dodds.......................................      C          2,000         2,000         0.00%
Mark Froelich.......................................      C        333,333       333,333         0.44%
Marvin H. Edelson...................................      C         83,333        83,333         0.11%
Mellon Ventures II .................................      C        666,667       666,667         0.87%
Michael Blackwell...................................      C         33,350        33,350         0.04%
Michael P. Lowe.....................................      C         12,330        12,330         0.02%
Morgan Stanley......................................      C        271,320       271,320         0.36%
Nicholas Jebbia.....................................      C         10,000        10,000         0.01%
Peggy W. Graham.....................................      C         34,000        34,000         0.04%
PNC Venture Corp ...................................      C      2,765,333     2,765,333         3.63%

                                                                 Number of   As-Converted   As-Converted
                                                       Series      Shares       Shares       % of Total
                                                       ------   ----------   ------------   ------------
Quantum Capital Partners, Inc. .....................      C        666,667       666,667         0.87%
R & T Martin........................................      C         27,000        27,000         0.04%
R Martin............................................      C         20,000        20,000         0.03%
R. Davis Denney.....................................      C         17,500        17,500         0.02%
R.M. Greene, Inc....................................      C         33,333        33,333         0.04%
Raymond L. Moody, Jr................................      C         10,000        10,000         0.01%
Richard H. Bickerstaff, Jr..........................      C         66,667        66,667         0.09%
Richard H. Bickerstaff, Sr..........................      C         33,334        33,334         0.04%
Richard H. Ledyard..................................      C         73,062        73,062         0.10%
Robert H. Gould.....................................      C          2,000         2,000         0.00%
Robert J. Keen Jr...................................      C          3,334         3,334         0.00%
Robert W. Hewitt....................................      C         34,000        34,000         0.04%
Rodney D. Dir and Lisa D. Dir.......................      C         10,000        10,000         0.01%
Ronald Goldstein....................................      C         83,333        83,333         0.11%
SCANA Communications Holdings, Inc. ................      C      8,333,333     8,333,333        10.94%
Scott Bridge Company, Inc...........................      C         83,333        83,333         0.11%
Sidney G. Cash......................................      C         34,000        34,000         0.04%
South Atlantic Private Equity Fund (QP) IV, LP......      C        386,667       386,667         0.51%
South Atlantic Private Equity Fund IV, LP...........      C        280,000       280,000         0.37%
Stuart J Toporoff MD................................      C         83,333        83,333         0.11%
Susan M. Hawkins....................................      C         83,333        83,333         0.11%
Susie Satterfield...................................      C          3,333         3,333         0.00%
T Martin............................................      C         20,000        20,000         0.03%
T. J. Beall, III....................................      C          8,334         8,334         0.01%
 Tarpon Investments, LLC ...........................      C        666,667       666,667         0.87%
Tchouticabouffa Capital, LLC (Travis Y. Green)......      C         40,000        40,000         0.05%
The Burton Partnership (QP), Limited Partnership ...      C        533,334       533,334         0.70%
The Burton Partnership, Limited Partnership ........      C        133,333       133,333         0.17%
Thomas A. Darden....................................      C         10,000        10,000         0.01%
Thomas Julian Beall, Jr.............................      C         83,334        83,334         0.11%
Thomas T. Lamberth .................................      C         13,333        13,333         0.02%
Troup EMC...........................................      C        333,333       333,333         0.44%
W. B. Whatley III...................................      C         33,333        33,333         0.04%
W. David Denney.....................................      C         17,500        17,500         0.02%
W. Terry McBrayer...................................      C          8,333         8,333         0.01%
Wachovia Capital Partners, LLC......................      C        333,333       333,333         0.44%
Walter R. Bickerstaff...............................      C         33,334        33,334         0.04%
Walter R. Pettiss...................................      C         10,000        10,000         0.01%
William Lucas Simmons...............................      C         30,000        30,000         0.04%
Wood Street Partners III ...........................      C        568,000       568,000         0.75%
Woodell Family Partnership Ltd......................      C         83,333        83,333         0.11%
Zettler Investments.................................      C         83,500        83,500         0.11%
   Total Series C ..................................            37,219,562    37,219,562        48.84%

      Total Investor Stock..........................            65,633,964    76,206,490       100.00%